UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2003


                             PEOPLES BANKCORP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



      New York                           0-25217                 16-1560886
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)



             825 State Street, Ogdensburg, New York            13669
          ------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (315) 393-4340
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

     On May 6, 2003, Peoples Bankcorp, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Community Bank System, Inc. ("CBSI") and PB Acquisition Corp., a wholly-owned subsidiary of CBSI ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Registrant (the "Merger"). As a result of the Merger, each outstanding share of the Registrant's common stock, par value $0.01 per share, will be converted into the right to receive $30.00 per share in cash. The Merger is conditioned upon, among other things, approval by the Registrant's shareholders and the receipt of certain regulatory and governmental approvals. It is anticipated that the transaction will be completed in the third quarter of 2003.

     Pursuant to the Merger Agreement, the Registrant has agreed to pay CBSI a termination fee of $160,000 in the event the Merger Agreement is terminated under certain conditions, including the agreement between the Registrant and a third party to engage in a merger or consolidation.

     For more information, reference is made to the Merger Agreement attached as
Exhibit 2.1 hereto and incorporated herein by reference and a Press Release, dated May 7, 2003, issued by the Registrant and CBSI relating to the Merger, attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

Exhibit                        Description
-------                        -----------

2.1 Agreement and Plan of Merger dated as of May 6, 2003 by and among Community Bank System, Inc., PB Acquisition Corp., and Peoples Bankcorp, Inc. The following schedules and exhibits to the Merger Agreement are omitted. The Registrant agrees to supplementally furnish a copy of any omitted exhibits to the Commission upon request.

               Schedules
               ---------

                3.1(b)       Capital Structure of PBI
                3.8          Absence of Undisclosed Liabilities
                3.12(a)      Employee Benefit Plans
                3.12(j)      Employee Benefit Plans
                3.13         Material Contracts
                3.14         Legal Proceedings
                3.17         Brokers and Finders
                5.7(b)(11)   Actions Pending the Merger
                5.8          Certain Policies
                6.3(e)       Conditions Precedent to Obligations of CBSI
                               and Merger Sub.

            Exhibits
            --------

                A         Form of Voting Agreement


99.1       Joint Press Release Dated May 7, 2003

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Peoples Bankcorp, Inc.
                                     (Registrant)


Date: May 14, 2003                   By:/s/ Robert E. Wilson
                                        -------------------------------------
                                        Robert E. Wilson
                                        President and Chief Executive Officer